Exhibit 99.2

 August 3, 2023  Q2 2023 EARNINGS CONFERENCE CALL  Conference Call Dial-in numbers:  (800) 274-8461 (domestic)  (203) 518-9843 (international)  Conference code: CWQ223

 SAFE HARBOR STATEMENT  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic.   This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release and this presentation that are posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.  2

 Sales of $704M, up 16% overall (12% organic growth)  A&D markets up 23%, reflected continued easing in defense electronics supply chain and strong growth in Commercial Aerospace  Operating Income of $115M, up 18%  Reflected strong operational performance in Defense Electronics segment  Diluted EPS of $2.15, up 18%  Free Cash Flow of $99M; FCF conversion 119%  New Orders of $842M, up 8%; Book-to-Bill 1.2x   Strong demand for defense electronics, naval defense, and commercial nuclear products  STRONG SECOND QUARTER PERFORMANCE DRIVING CONFIDENCE IN FY2023 OUTLOOK  Sales growth raised to 7% - 9% with increases in all end markets, driven by strong H1 and growing backlog  Continue to project solid Operating Margin expansion, up 10 - 30 basis points YOY  EPS growth range increased to 10% - 13% driven by improved profitability and supply chain management  FCF guidance range increased to $370 - $400M; FCF conversion >110%  3  Second Quarter 2023 Highlights  Note: Second quarter 2023 results and Full-year 2023 guidance, and comparisons to 2022, presented on an Adjusted (Non-GAAP) basis, unless noted  Raised Full-Year 2023 Adjusted Guidance

SECOND QUARTER 2023 FINANCIAL REVIEW

($ in millions)	Q2'23 Adjusted	Q2'22 Adjusted	Change	Key Drivers
Aerospace & Industrial	$226	$209	*8%*	▪ Strong Commercial Aerospace OEM growth; Solid growth in General Industrial (industrial automation and services) and in defense markets (actuation equipment)
Defense Electronics	$198	$150	*32%*	▪ Strong growth in Ground Defense (tactical communications equipment) and Aerospace Defense (embedded computing and flight test equipment)
Naval & Power	$280	$251	*12%*	▪ Contribution from arresting systems acquisition; Solid growth in Naval Defense (Columbia-class sub) ▪ Strong growth in Process and Commercial Nuclear (up MSD excl CAP1000 program)
Total Sales	**$704**	**$609**	***16%***	**Higher sales across all A&D and Commercial markets**
Aerospace & Industrial *Margin*	$36 *15.8%*	$32 *15.6%*	*10%* *20 bps*	▪ Favorable absorption on solid sales growth ▪ Profitability partially offset by unfavorable mix in actuation and sensors products
Defense Electronics *Margin*	$43 *21.8%*	$24 *16.4%*	*77%* *540 bps*	▪ Favorable absorption on strong A&D revenue growth
Naval & Power *Margin*	$49 *17.6%*	$50 *19.9%*	*(1%)* *(230) bps*	▪ Favorable absorption on higher revenues ▪ Profitability offset by unfavorable mix and the wind down on CAP1000 program
Corporate and Other	($13)	($9)	(46%)	▪ Higher 401K expenses and FX
Total Op. Income ***CW Margin***	**$115** ***16.4%***	**$98** ***16.1%***	***18%*** ***30 bps***	**Operating Income Growth > Sales Growth**

CURTISS-WRIGHT

Notes: Amounts may not add due to rounding. 2022 results included partial year sales contribution from engineered arresting systems acquisition.

Q2 2023 Earnings Presentation 4

 2023 END MARKET SALES GROWTH GUIDANCE (As of August 2, 2023)  2023E Growth vs 2022   (Prior)  2023E Growth vs 2022 (Current)  2023E % Sales  Key Drivers  Aerospace Defense   9% - 11%   9% - 11%  20%  Solid growth in defense electronics revenues on various C5/ISR programs  Contribution from arresting systems acquisition  Ground Defense  4% - 6%  16% - 18%   9%  Strong growth in tactical communications equipment revenues  Naval Defense  4% - 6%  6% - 8%  27%  Higher revenue growth on Columbia-class and Virginia-class submarines  Commercial Aerospace  5% - 7%   9% - 11%  11%  Solid growth in OEM (narrowbody and widebody)  Total Aerospace & Defense  6% - 8%  9% - 11%  67%  Strong backlog fuels growth outlook in A&D markets  Power & Process  Flat   3% - 5%  18%  HSD growth in Commercial Nuclear (U.S./Canada aftermarket and Gen IV SMRs) excluding lower CAP1000 program revenues (~$20M wind down)   HSD growth in Process (valves and subsea pump development to oil & gas market)  General Industrial   2% - 4%  3% - 5%  16%  LSD-MSD growth in industrial vehicles and automation products, and surface treatment services  Total Commercial  0% - 2%  3% - 5%  33%  Continued solid demand, up 6% - 8% excl. CAP1000  Total Curtiss-Wright  4% - 6%  7% - 9%  100%  Organic sales of 5% - 8%  5  Note: Amounts shown for % of Total Sales may not add due to rounding. 2022 results included partial year sales contribution from engineered arresting systems acquisition.  Updated (in blue)

2023 FINANCIAL GUIDANCE (As of August 2, 2023)

Updated (in blue)

($ in millions)	2023E Adjusted (Prior)	2023E Adjusted (Current)	Change vs 2022 Adjusted	Key Drivers
Aerospace & Industrial	$845 - 860	$865 - 885	*4% - 6%*	▪ Strong demand in Commercial Aerospace and solid growth in General Industrial, partially offset by reduced Defense (timing of programs)
Defense Electronics	$725 - 750	$755 - 775	*9% - 12%*	▪ Strong Defense market growth driven by record backlog and supply chain improvement ▪ Higher Aerospace/Naval Defense (embedded computing) and Ground Defense (tactical communications)
Naval & Power	$1,085 - 1,100	$1,110 - 1,130	*8% - 10%*	▪ MSD Naval Defense growth driven by Columbia-class and Virginia-class submarine programs ▪ HSD growth in Commercial Nuclear excluding wind down on CAP1000 program; HSD in Process ▪ MSD-HSD annualized growth contribution from arresting systems acquisition (completed mid-2022)
Total Sales	**$2,655 - 2,710**	**$2,730 - 2,790**	***7% - 9%***	**Organic Sales of 5% - 8%, driven by strong growth in A&D markets**
Aerospace & Industrial Margin	$143 - 148 17.0% - 17.2%	$145 - 150 16.7% - 16.9%	*5% - 9%* *20 - 40 bps*	▪ Favorable absorption on Commercial Aerospace and General Industrial sales, partially offset by timing of Defense revenues ▪ Benefit of ongoing commercial and operational excellence initiatives
Defense Electronics Margin	$165 - 172 22.7% - 22.9%	$174 - 180 23.0% - 23.2%	*13% - 17%* *60 - 80 bps*	▪ Strong absorption on higher A&D revenues
Naval & Power Margin	$190 - 194 17.5% - 17.7%	$195 - 200 17.5% - 17.7%	*2% - 4%* *(90 - 110) bps*	▪ Favorable absorption on higher organic sales (Defense, Commercial Nuclear and Process) ▪ Solid contribution from acquisition (Expected to be in-line with overall CW operating margin) ▪ Profitability offset by wind down on CAP1000 program and shift to development contracts (subsea pump)
Corporate and Other	($35 - 38)	($37 - 40)	*3% - 9%*	▪ Principally due to lower YOY pension
Total Op. Income CW Margin	**$463 - 477 17.4% - 17.6%**	**$476 - 490 17.4% - 17.6%**	***8% - 11% +10 - 30 bps***	**Delivering Operating Margin expansion while continuing to grow engineering spend**

Note: 2022 results included partial year sales contribution from engineered arresting systems acquisition.

CURTISS-WRIGHT
Q2 2023 Earnings Presentation 6

2023 FINANCIAL GUIDANCE (As of August 2, 2023)  ($ in millions, except EPS)  2023E   Adjusted (Prior)   2023E   Adjusted (Current)   Change vs 2022  Total Sales  $2,655 - 2,710  $2,730 - 2,790  7% - 9%  Operating Income Growth > Sales Growth (aligns w/ Investor Day)  Total Operating Income  $463 - 477  $476 - 490  8% - 11%   Growth in operating income exceeds sales (aligned w/ Investor Day)  Other Income  $27 - 28  $27 - 28  Higher YOY pension income  Interest Expense  ($52 - 54)  ($52 - 54)  YOY increase due to impact of higher interest rates  Diluted EPS  $8.65 - 8.90  $8.90 - 9.15  10% - 13%  On track to achieve 3-year target of double-digit growth  Diluted Shares Outstanding  ~38.5  ~38.5  Min. $50M share repurchase in ’23  Free Cash Flow  $360 - 400  $370 - 400  25% - 36%  Strong FCF from Operations, incl. Supply Chain Management  FCF Conversion   >110% (at midpt)   >110% (at midpt)  Continued solid FCF conversion   Capital Expenditures  $50 - 60  $50 - 60  Expect return to more normalized levels  Average ~2% of Sales (over time)  Depreciation & Amortization  $110 - 115  $110 - 115  7   Note: 2022 results included partial year sales contribution from engineered arresting systems acquisition.   Updated (in blue)

 CURTISS-WRIGHT REMAINS WELL POSITIONED TO DELIVER LONG-TERM PROFITABLE GROWTH  8  FY23 Sales growth of 7% - 9% reflects strength of combined and well-integrated portfolio  Growing backlog and improving supply chain provides visibility in achieving long-term outlook  Maintaining outlook for solid Operating Margin expansion, up 10 - 30 bps to 17.4% - 17.6%  Targeting double digit EPS growth on strong operating income growth  Higher degree of confidence in Free Cash Flow guidance; FCF Conversion > 110%  Maintain line of sight to Investor Day financial targets for 2023  End market spotlight - Commercial Nuclear:  Curtiss-Wright’s established position provides unique exposure to invest in both current and future market expansion, including: AP1000s, Advanced Small Modular Reactors (SMRs)  Global secular trends, sentiment shift toward decarbonization and strengthening U.S. bipartisan support accelerating demand   Planning next Investor Day event for May 2024   Note: Full-year 2023 guidance, and comparisons to 2022, presented on an Adjusted (Non-GAAP) basis, unless noted

 Appendix  9

 NON-GAAP FINANCIAL INFORMATION  The Corporation supplements its financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial information. Curtiss-Wright believes that these Adjusted (non-GAAP) measures provide investors with improved transparency in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. Curtiss-Wright encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within the Company’s earnings press release.     The following definitions are provided:  Adjusted Sales, Operating Income, Operating Margin, Net Earnings and Diluted EPS  These Adjusted financials are defined as Reported Sales, Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions in the prior year, specifically one-time inventory step-up, backlog amortization, deferred revenue adjustments and transaction costs; (ii) the sale or divestiture of a business or product line; (iii) pension settlement charges; and (iv) significant legal settlements, impairment costs, and costs associated with shareholder activism, as applicable.   Organic Sales and Organic Operating Income  The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as sales and operating income, excluding contributions from acquisitions made during the last twelve months, loss on divestiture of the German valves business, and foreign currency fluctuations.   Free Cash Flow and Free Cash Flow Conversion  The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as net cash provided by operating activities less capital expenditures. Adjusted free cash flow excludes: (i) payments associated with the Westinghouse legal settlement in both the current and prior year periods and (ii) executive pension payments in the prior year period. The Corporation discloses adjusted free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as adjusted free cash flow divided by adjusted net earnings.   10

 SECOND QUARTER 2023: END MARKET SALES GROWTH  ($ in millions)  Q2’23 Adjusted  Q2’22 Adjusted  Change  Key Drivers  Aerospace Defense  $132  $95   40%  Higher revenues of arresting systems equipment (acquisition), as well as embedded computing and flight test instrumentation products  Ground Defense  $71  $44   60%  Higher tactical communications equipment revenues  Naval Defense  $181  $173   5%  Higher Columbia-class and Virginia-class submarine revenues, partially offset by timing of revenues on aircraft carrier programs  Commercial Aerospace  $82  $68   20%  Strong OEM demand for sensors and services on narrowbody and widebody platforms  Total A&D Markets  $466  $380   23%  Power & Process  $131  $125   5%  Strong growth in process market and higher revenues in commercial nuclear  General Industrial   $107  $104   3%  Higher sales of industrial automation products and surface treatment services  Total Commercial Markets  $238  $229   4%  Total Curtiss-Wright  $704  $609   16%  11  Note: Amounts may not add down due to rounding.

 2023E END MARKET SALES WATERFALL (as of August 2, 2023)  FY’23 Guidance:  Overall UP 7 - 9%  A&D Markets UP 9 - 11%  Comm’l Markets UP 3 - 5%  Note: Amounts shown for % of Total Sales may not add due to rounding.  Power & Process market sales concentrated in Naval & Power segment  General Industrial sales concentrated in Aerospace & Industrial segment  12  Commercial Nuclear  90% Domestic & Int’l Aftermarket  10% New Build Gen III and Gen IV